SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 23, 2003

SEEBEYOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-30207	95-4249153
(State or other jurisdiction of	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

800 E. Royal Oaks, Monrovia, CA	91016
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (626) 471-6000

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1        Press Release, dated July 23, 2003, announcing second quarter 2003 results.

Item 9.  Regulation FD Disclosure.

Information Provided Under Item 12 of Form 8-K.

On July 23, 2003, SeeBeyond Technology Corporation (the “Registrant”) issued a press release announcing its second quarter 2003 results. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that instruction.  Further, pursuant to the Securities and Exchange Commission’s Final Rule Release No. 33-8216, the Company is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION

	By:	/S/ BARRY J. PLAGA
Barry J. Plaga
Senior Vice President and Chief Financial Officer
Dated: July 23, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 23, 2003, announcing second quarter 2003 results.